PROPERTY AND EQUIPMENT (Details) - USD ($)	Jun. 30, 2020	Jun. 30, 2019
Property and Equipment, Total	$ 1,258,763	$ 1,595,946
Less accumulated depreciation and amortization	(805,421)	(556,263)
Property and Equipment, Net	453,342	1,039,683
Cryptocurrency mining equipment [Member]
Property and Equipment, Total	1,242,397	1,579,580
Furniture and equipment [Member]
Property and Equipment, Total	$ 16,366	$ 16,366